Decommissioning provision	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
Decommissioning provision

17.Decommissioning provision

The decommissioning provision consists of land rehabilitation, demolition of buildings and mine facilities, and related costs. Although the ultimate amount of the decommissioning provision is uncertain, the fair value of these obligations is based on information currently available, including closure plans and the Company’s interpretation of current regulatory requirements.

Fair value is determined based on the net present value of future cash expenditures upon reclamation and closure. Reclamation and closure costs are capitalized into property, plant and equipment depending on the nature of the asset related to the obligation and amortized over the life of the related asset.

The decommissioning provision relates to reclamation and closure costs of the Company’s Cosalá Operations, Galena Complex, and Relief Canyon Mine. The decommissioning provision is estimated at an undiscounted amount of $17.4 million over a period of 4 to 16 years, and discounted using a risk-free rate varying from 1.3% to 7.6%.

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Americas Gold and Silver Corporation
Notes to the consolidated financial statements
For the years ended December 31, 2021 and 2020
(In thousands of U.S. dollars, unless otherwise stated)

	December 31,	December 31,
	2021	2020

Provisions, beginning of year	$8,279	$7,765
Decommissioning costs and change in estimates	4,962	348
Accretion on decommissioning provision	203	166
Provisions, end of year	$13,444	$8,279